EXHIBIT 4.2

Chapman Leases

Lease #1

                                OIL AND GAS LEASE
                                -----------------
275676                                                                      444
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AGREEMENT, Made and entered into this 21st day of December, 1983, by and between
The Home-Stake Royalty Corporation, 507 Philtower Building, Tulsa, OK 74103 lessor (whether one or more) and R. D. T. Properties, P. O. Box 52400, Tulsa, OK 74152, lessee.

Witnesseth, That the said lessor, for and in consideration on TEN and no/100 ($10.00) DOLLARS, cash in hand paid, receipt of which is hereby acknowledged and of the convenants and agreements hereinafter contained on the part of lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto the said lessee, for the sole and only purpose of exploring by geophysical and other methods, mining and operating for oil (including but not limited to distillate and condensate), gas (including casinghead gas and helium and all other constituents), and for laying pipe lines, and building tanks, power stations and structures thereon, to produce, save and take care of said products, all that certain tract of land, together with any reversionary rights therein, situated in the County of Okfuskee, State of Oklahoma, described as follows, to-wit:

Southwest Quarter (SW/4 and the South Half of the southeast Quarter (S/2 SE/4) limited to the production of oil & gas and other minerals from the surface of said tract down to and including the Senora sand, usually found a depth from surface down to 1750 feet of Section 23, Township 10N, Range 8E, and containing 240 acres, more or less.

Subject to other provisions herein, this lease shall remain in force for a term of 3 years from date (primary term), and as long there after as oil or gas, or either of them, is produced in paying quantities from said land by the lessee. In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor free of cost, in the pipe line to which it may connect its wells, or at the option on the lessor, to deliver to such pipe line as it may elect, the part of all oil (including but not limited to condensate and distillate produced and saved from the leased premises.

2nd. To deliver to the credit of lessor, free of cost, into the pipe line to which the well or wells may be connected by lessee, or at the option of the lessor, to such pipe line as it may direct, part of all gas, including its constituents, produced and saved from the leased premises. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of Twenty Five Dollars ($25.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the expiration of ninety (90) days from the date such well is shut in and thereafter on the same date annually during the period such well is shut in, to the royalty owners. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. However, lessee may not keep this lease in force by making such shut-in payments for more than three (3) years beyond the primary term. Lessor shall have the privilege at his risk and expense of using gas from any well, producing gas only, on the leased premises for stoves and inside lights in the principal dwelling thereon out of any surplus gas not needed for operations hereunder.

If no well be commenced on said land on or before the 21st day of December 84 this lease shall terminate as to both parties, unless the lessee on or before that date shall pay or tender to the lessor or to the lessor's credit in the The First National Bank and Trust Company of Tulsa Bank or its successors, which shall continue as the depository regardless of changes in the ownership of said land, the sum of $240.00 DOLLARS, in currency, draft, or lessee's check, which shall operate as rental and cover the privilege of deferring the commencement of a well for twelve months from said date. Tender may be made either to lessor in person or by mailing the same to lessor at his last known address, or to said depository bank on or before the date on which said rental is due hereunder. In like manner and upon like payments or tenders the commencement of a well may be further deferred for periods of the same number of months successively during the primary term. And it is understood and agreed that the consideration first recited herein, the down payment, covers not only the privilege granted to the date when said first rental is payable, as aforesaid, but also the lessee's option of extending that period as a foresaid, and any and all rights conferred.

Should the first well drilled on the above described land, or on acreage pooled therewith, within twelve months from the expiration of the last rental period for which rental has been paid, this lease shall terminate as to both parties, unless payment of rentals as above provided is resumed, in which event the provisions hereof governing the payment of rentals and the effect thereof, shall continue in force just as thought there had been no interruption in the rental payments. If the lessee shall commence to drill a well within the term of this lease or any extension thereof, or on acreage pooled therewith, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned. "Commence to drill a well" shall be deemed to be commenced when the actual drilling of a hole has been commenced with a drilling rig capable of drilling to the total depth of the proposed well.

Lessee, at its option, is hereby given the right to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said lease premises so as to promote the conservation of oil and gas in and under and that may be produced from said premises, such pooling to be tracts contiguous to one another and to be into a unit or units which shall not substantially exceed 80 acres each in the event of an oil well, or into a unit or units which shall not substantially exceed 640 acres each in the event of a gas well, plus a tolerance of ten percent (10%). Lessee shall execute in writing and record in the conveyance records of the county in which the land herein leased is situated an instrument identifying and describing the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled unit, as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, lessor shall received on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein on an acreage basis bears to the total acreage so pooled in the particular unit involved. Anything in this lease to the contrary not withstanding, in the event only a part, or parts, of the land covered by this lease is pooled or consolidated with other land or lands, operations on or production from such pooled unit or units will maintain this lease in force only as to the land covered hereby which is included in such unit or units, and only as to the strata or stratum from which production of oil, liquid hydrocarbons, gas or their respective constituent products is obtained by the unit well or wells. This lease may be maintained in force as to any land covered hereby and not included in such unit or units in any manner provided for in this lease, provided that if it be by rental payments, rentals shall be reduced in the proportion that the number of acre covered hereby and included in such unit or units bears to the total acreage covered hereby. The foregoing provisions regarding acreage covered by this lease which shall be held by drilling operations on or production from any pooled unit or units shall not be altered or amended by any pooling, unitization or like agreement or instrument, or any amendment thereto or ratification or acknowledgement thereof, unless same shall be specifically designated as an amendment of this paragraph of this lease. If any State, U.S., or other governmental agency or authority shall grant or create a unit, or units, of which this leasehold acreage may e apart and which has an acres-per-wells ratio in excess of 80 acres per well for an oil unit or 640 acres per well for a gas unit, plus a tolerance of ten percent (10%), Lessor and Lessee agree, as part of the consideration for this lease, that Lessor's interest shall nevertheless be calculated as if said unit, or units, contained the number of acres calculated by using an acres-per-well ratio of 80 acres per well for an oil unit or 640 acres per well for a gas unit, regardless of the actual acres contained in said unit or units.

If said lessor owns a less interest in the above described land that the entire and undivided fee simple estate therein, then the royalties and rentals herein provided shall be paid to the lessor only in the proportion its interest bears to the whole and undivided fee.

When requested by the lessor, lessee shall bury his pipelines below plow depth, or below 30", whichever is deeper. No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor.

In the event a well or wells producing oil or gas in paying quantities should be brought in on adjacent land and draining the leased premises, Lessee agrees to drill such offset wells as a reasonably prudent operator would drill under the same or similar circumstance. If oil or gas is discovered on the land covered by this lease, or on land pooled therewith, Lessee agrees to further develop the land covered by this lease as a reasonable and prudent operator would under the same or similar circumstance.

Lessee shall pay for all damages caused by its operations to growing crops on said land.

Lessee shall have the right at any time before or within six months after the expiration of this lease to remove all machinery and fixture placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof, and it is hereby agreed in the event this lease shall be assigned as to a part or parts of the above described lands and assignee or assignees of such part or parts shall fail or make default in the payments of the proportionate part of the rentals due from it or them, such default shall not operate to defeat or affect this lease in so far as it covers a part or parts of the lands on which the said lessee or any assignee thereof shall make the payment on said rentals. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules and Regulations, and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or such failure is the result of and such Law, Order, Rule or Regulation. The undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all rights of dower and homestead in the premises herein described, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made as recited herein.

Lessor hereby agrees that the lessee shall have the right at any time to redeem from lessor, by payment, any mortgages, taxes or other liens on the above described land, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof.

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IN TESTIMONY WHEREOF, we sign this the 21st day of December, 1983
                                       -----       --------- ----

ATTEST                          THE HOME-STAKE OIL & GAS COMPANY
---------------------           ---------------------------------------------

---------------------           ---------------------------------------------
W.C. Seal, Secretary            O. Strother Simpson, President

Tax ID 730288030
---------------------           ---------------------------------------------

STATE OF OKLAHOMA,
                       (ACKNOWLEDGMENT FOR INDIVIDUAL) 445
County of
          --------------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this ______ day of _____________, 19______ personally appeared _________________________________ personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that _____ executed the same as _________ free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.


My commission expires                                             Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
County of
         --------------------------------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19__ personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.


My commission expires                                             Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

                                   No. 275676

                                Oil and Gas Lease
                                      FROM

                     ---------------------------------------
                     ---------------------------------------
                                       TO
                     ---------------------------------------
                     ---------------------------------------

                     Date , 19
                     ---------------------------------------
                     Section ,    Township ,     Range
                     ---------------------------------------
                     County, Oklahoma
                     ---------------------------------------

                           No. of Acres Term STATE OF
                               OKLAHOMA, County of
                                    Okfuskee
               This instrument was filed for record on the 11 day
                     ---------------------------------------
                                of January, 1984
                     ---------------------------------------
                      at 2:40 o'clock PM and duly recorded
                     ---------------------------------------
                           in book 682 page 444 of the
                     ---------------------------------------
                             records of this office.

                                 Barbara L. Fox
                     ---------------------------------------
                                  County Clerk
                                 By Jolene Lyon
                                     Deputy

                               Record and Mail to:
                     ---------------------------------------
                     ---------------------------------------


STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of        Tulsa
          -----------------

On this 21st day of December , 1983 before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared O. Strother Simpson to me known to be the identical person ...who subscribed the name of the maker thereof to the foregoing instrument as its President and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth. ____________________________ Given under my hand and seal of office, the day and year last above written.

                                                               Bunny
                                                   ----------------------------
                                                             Notary Public
My commission expires      3/7/84
                      -------------------------------

Lease #2

                                OIL AND GAS LEASE
                                -----------------
275675                                                                      442
--------------------------------------------------------------------------------
AGREEMENT, Made and entered into this 21st day of December, 1983, by and between The Home-Stake Royalty Corporation, 507 Philtower Building, Tulsa, OK 74103 lessor (whether one or more) and R. D. T. Properties, P. O. Box 52400, Tulsa, OK 74152, lessee.

Witnesseth, That the said lessor, for and in consideration on TEN and no/100 ($10.00) DOLLARS, cash in hand paid, receipt of which is hereby acknowledged and of the convenants and agreements hereinafter contained on the part of lessee to be paid, kept and performed, has granted, demised, leased and let and by these presents does grant, demise, lease and let unto the said lessee, for the sole and only purpose of exploring by geophysical and other methods, mining and operating for oil (including but not limited to distillate and condensate), gas (including casinghead gas and helium and all other constituents), and for laying pipe lines, and building tanks, power stations and structures thereon, to produce, save and take care of said products, all that certain tract of land, together with any reversionary rights therein, situated in the County of Okfuskee, State of Oklahoma, described as follows, to-wit:

Southwest Quarter (SW/4 and the South Half of the southeast Quarter (S/2 SE/4) limited to the production of oil & gas and other minerals from the surface of said tract down to and including the Senora sand, usually found a depth from surface down to 1750 feet of Section 23, Township 10N, Range 8E, and containing 240 acres, more or less.

Subject to other provisions herein, this lease shall remain in force for a term of 3 years from date (primary term), and as long there after as oil or gas, or either of them, is produced in paying quantities from said land by the lessee. In consideration of the premises the said lessee covenants and agrees:

1st. To deliver to the credit of lessor free of cost, in the pipe line to which it may connect its wells, or at the option on the lessor, to deliver to such pipe line as it may elect, the part of all oil (including but not limited to condensate and distillate produced and saved from the leased premises.

2nd. To deliver to the credit of lessor, free of cost, into the pipe line to which the well or wells may be connected by lessee, or at the option of the lessor, to such pipe line as it may direct, part of all gas, including its constituents, produced and saved from the leased premises. During any period (whether before or after expiration of the primary term hereof) when gas is not being so sold or used and the well or wells are shut in and there is no current production of oil or operations on said leased premises sufficient to keep this lease in force, lessee shall pay or tender a royalty of Twenty Five Dollars ($25.00) per year per net royalty acre retained hereunder, such payment or tender to be made, on or before the expiration of ninety (90) days from the date such well is shut in and thereafter on the same date annually during the period such well is shut in, to the royalty owners. When such payment or tender is made it will be considered that gas is being produced within the meaning of the entire lease. However, lessee may not keep this lease in force by making such shut-in payments for more than three (3) years beyond the primary term. Lessor shall have the privilege at his risk and expense of using gas from any well, producing gas only, on the leased premises for stoves and inside lights in the principal dwelling thereon out of any surplus gas not needed for operations hereunder.

If no well be commenced on said land on or before the 21st day of December 84 this lease shall terminate as to both parties, unless the lessee on or before that date shall pay or tender to the lessor or to the lessor's credit in the The First National Bank and Trust Company of Tulsa Bank or its successors, which shall continue as the depository regardless of changes in the ownership of said land, the sum of $240.00 DOLLARS, in currency, draft, or lessee's check, which shall operate as rental and cover the privilege of deferring the commencement of a well for twelve months from said date. Tender may be made either to lessor in person or by mailing the same to lessor at his last known address, or to said depository bank on or before the date on which said rental is due hereunder. In like manner and upon like payments or tenders the commencement of a well may be further deferred for periods of the same number of months successively during the primary term. And it is understood and agreed that the consideration first recited herein, the down payment, covers not only the privilege granted to the date when said first rental is payable, as aforesaid, but also the lessee's option of extending that period as a foresaid, and any and all rights conferred.

Should the first well drilled on the above described land, or on acreage pooled therewith, within twelve months from the expiration of the last rental period for which rental has been paid, this lease shall terminate as to both parties, unless payment of rentals as above provided is resumed, in which event the provisions hereof governing the payment of rentals and the effect thereof, shall continue in force just as thought there had been no interruption in the rental payments. If the lessee shall commence to drill a well within the term of this lease or any extension thereof, or on acreage pooled therewith, the lessee shall have the right to drill such well to completion with reasonable diligence and dispatch, and if oil or gas, or either of them, be found in paying quantities, this lease shall continue and be in force with like effect as if such well had been completed within the term of years first mentioned. "Commence to drill a well" shall be deemed to be commenced when the actual drilling of a hole has been commenced with a drilling rig capable of drilling to the total depth of the proposed well.

Lessee, at its option, is hereby given the right to pool or combine the acreage covered by this lease or any portion thereof with other land, lease or leases in the immediate vicinity thereof, when in lessee's judgment it is necessary or advisable to do so in order to properly develop and operate said lease premises so as to promote the conservation of oil and gas in and under and that may be produced from said premises, such pooling to be tracts contiguous to one another and to be into a unit or units which shall not substantially exceed 80 acres each in the event of an oil well, or into a unit or units which shall not substantially exceed 640 acres each in the event of a gas well, plus a tolerance of ten percent (10%). Lessee shall execute in writing and record in the conveyance records of the county in which the land herein leased is situated an instrument identifying and describing the pooled acreage. The entire acreage so pooled into a tract or unit shall be treated, for all purposes except the payment of royalties on production from the pooled unit, as if it were included in this lease. If production is found on the pooled acreage, it shall be treated as if production is had from this lease, whether the well or wells be located on the premises covered by this lease or not. In lieu of the royalties elsewhere herein specified, lessor shall received on production from a unit so pooled only such portion of the royalty stipulated herein as the amount of his acreage placed in the unit or his royalty interest therein on an acreage basis bears to the total acreage so pooled in the particular unit involved. Anything in this lease to the contrary not withstanding, in the event only a part, or parts, of the land covered by this lease is pooled or consolidated with other land or lands, operations on or production from such pooled unit or units will maintain this lease in force only as to the land covered hereby which is included in such unit or units, and only as to the strata or stratum from which production of oil, liquid hydrocarbons, gas or their respective constituent products is obtained by the unit well or wells. This lease may be maintained in force as to any land covered hereby and not included in such unit or units in any manner provided for in this lease, provided that if it be by rental payments, rentals shall be reduced in the proportion that the number of acre covered hereby and included in such unit or units bears to the total acreage covered hereby. The foregoing provisions regarding acreage covered by this lease which shall be held by drilling operations on or production from any pooled unit or units shall not be altered or amended by any pooling, unitization or like agreement or instrument, or any amendment thereto or ratification or acknowledgement thereof, unless same shall be specifically designated as an amendment of this paragraph of this lease. If any State, U.S., or other governmental agency or authority shall grant or create a unit, or units, of which this leasehold acreage may e apart and which has an acres-per-wells ratio in excess of 80 acres per well for an oil unit or 640 acres per well for a gas unit, plus a tolerance of ten percent (10%), Lessor and Lessee agree, as part of the consideration for this lease, that Lessor's interest shall nevertheless be calculated as if said unit, or units, contained the number of acres calculated by using an acres-per-well ratio of 80 acres per well for an oil unit or 640 acres per well for a gas unit, regardless of the actual acres contained in said unit or units.

If said lessor owns a less interest in the above described land that the entire and undivided fee simple estate therein, then the royalties and rentals herein provided shall be paid to the lessor only in the proportion its interest bears to the whole and undivided fee.

When requested by the lessor, lessee shall bury his pipelines below plow depth, or below 30", whichever is deeper. No well shall be drilled nearer than 200 feet to the house or barn now on said premises, without the written consent of the lessor.

In the event a well or wells producing oil or gas in paying quantities should be brought in on adjacent land and draining the leased premises, Lessee agrees to drill such offset wells as a reasonably prudent operator would drill under the same or similar circumstance. If oil or gas is discovered on the land covered by this lease, or on land pooled therewith, Lessee agrees to further develop the land covered by this lease as a reasonable and prudent operator would under the same or similar circumstance.

Lessee shall pay for all damages caused by its operations to growing crops on said land.

Lessee shall have the right at any time before or within six months after the expiration of this lease to remove all machinery and fixture placed on said premises, including the right to draw and remove casing.

If the estate of either party hereto is assigned, and the privilege of assigning in whole or in part is expressly allowed, the covenants hereof shall extend to their heirs, executors, administrators, successors or assigns, but no change in the ownership of the land or assignment of rentals or royalties shall be binding on the lessee until after the lessee has been furnished with a written transfer or assignment or a true copy thereof, and it is hereby agreed in the event this lease shall be assigned as to a part or parts of the above described lands and assignee or assignees of such part or parts shall fail or make default in the payments of the proportionate part of the rentals due from it or them, such default shall not operate to defeat or affect this lease in so far as it covers a part or parts of the lands on which the said lessee or any assignee thereof shall make the payment on said rentals. In case lessee assigns this lease, in whole or in part, lessee shall be relieved of all obligations with respect to the assigned portion or portions arising subsequent to the date of assignment.

All express or implied covenants of this lease shall be subject to all Federal and State Laws, Executive Orders, Rules and Regulations, and this lease shall not be terminated, in whole or in part, nor lessee held liable in damages, for failure to comply therewith, if compliance is prevented by, or such failure is the result of and such Law, Order, Rule or Regulation. The undersigned lessors, for themselves and their heirs, successors and assigns, hereby surrender and release all rights of dower and homestead in the premises herein described, insofar as said right of dower and homestead may in any way affect the purposes for which this lease is made as recited herein.

Lessor hereby agrees that the lessee shall have the right at any time to redeem from lessor, by payment, any mortgages, taxes or other liens on the above described land, in the event of default of payment by lessor, and be subrogated to the rights of the holder thereof.

--------------------------------------------------------------------------------
IN TESTIMONY WHEREOF, we sign this the 21st day of December, 1983
                                       -----       --------- ----

ATTEST                          THE HOME-STAKE OIL & GAS COMPANY
---------------------           ---------------------------------------------

---------------------           ---------------------------------------------
W.C. Seal, Secretary            O. Strother Simpson, President

Tax ID 730288030
---------------------           ---------------------------------------------

STATE OF OKLAHOMA,
                       (ACKNOWLEDGMENT FOR INDIVIDUAL) 443
County of
          --------------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this ______ day of _____________, 19______ personally appeared _________________________________ personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that _____ executed the same as _________ free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                      --------------------------
My commission expires                                            Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
County of
         ---------------------

Before me, the undersigned, a Notary Public, in and for said County and State, on this day of , 19__ personally appeared personally known to me to be the identical person... who executed the within and foregoing instrument, and acknowledged to me that executed the same as free and voluntary act and deed, for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto set my official signature and affixed my official seal the day and year first above written.

                                                          ----------------------
My commission expires                                            Notary Public
                      -------------------------------

--------------------------------------------------------------------------------

                                   No. 275675

                                Oil and Gas Lease
                                      FROM
                     ---------------------------------------
                     ---------------------------------------

                                       TO
                     ---------------------------------------
                     ---------------------------------------


                                    Date , 19
                           Section , Township , Range
                                County, Oklahoma
                     ---------------------------------------

                           No. of Acres Term STATE OF
                               OKLAHOMA, County of
                                    Okfuskee
               This instrument was filed for record on the 11 day
                     ---------------------------------------
                                of January, 1984
                     ---------------------------------------
                      at 2:40 o'clock PM and duly recorded
                     ---------------------------------------
                           in book 682 page 442 of the
                     ---------------------------------------
                             records of this office.

                                 Barbara L. Fox
                     ---------------------------------------
                                  County Clerk
                                 By Jolene Lyon
                                     Deputy

                               Record and Mail to:
                     ---------------------------------------
                     ---------------------------------------


STATE OF OKLAHOMA,
                         (ACKNOWLEDGMENT FOR INDIVIDUAL)
Country of        Tulsa
          -----------------

On this 21st day of December , 1983 before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared O. Strother Simpson to me known to be the identical person ...who subscribed the name of the maker thereof to the foregoing instrument as its President and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation for the uses and purposes therein set forth. ____________________________ Given under my hand and seal of office, the day and year last above written.


                                                                    Bunny
                                                            -------------------
                                                                Notary Public

My commission expires      3/7/84
                      ------------------